U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204
317/226-6101 ~ Fax 317/226-6356

Office of the United States Trustee- Region 10
Indianapolis, Indiana

Monthly Report
For
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of month following the end of the calendar month covered by this report.

For the month ended:	May 31, 2005

Date Bankruptcy filed:	October 26, 2004

Debtor Names:	ATA Holdings Corp.	Case Numbers:	04-19866
	ATA Airlines, Inc.		04-19868
	Ambassadair Travel Club, Inc.		04-19869
	ATA Leisure Corp.		04-19870
	Amber Travel, Inc.		04-19871
	American Trans Air Execujet, Inc.		04-19872
	ATA Cargo, Inc.		04-19873
	Chicago Express Airlines, Inc.		04-19874

Previously Required Documents		ATTACHED	SUBMITTED

1.	Monthly Income Statement	X	X
(P&L1)
2.	Monthly Cash Flow Report	X	X
(CF1; 3 pages)
3.	Statement of Operations	X	X
(Oprept)
4.	Other reports/documents as	X	X
required by the U.S. Trustee

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information, and belief.

By:	/s/ Wisty B. Malone	Dated:	30-Jun-05
(Name)
	Vice President and Controller / Treasurer	Debtor’s telephone number:	(317)-282-4000
(Title)

Reports prepared by:	Wisty B. Malone,	Vice President and Controller / Treasurer
	(Name)	(Title)

U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204
317/226-6101 ~ Fax 317/226-6356

Office of the United States Trustee- Region 10
Indianapolis, Indiana

Statement of Operations
For the Month ended May 31, 2005

Debtor Names:	ATA Holdings Corp.	Case Numbers:	04-19866
	ATA Airlines, Inc.		04-19868
	Ambassadair Travel Club, Inc.		04-19869
	ATA Leisure Corp.		04-19870
	Amber Travel, Inc.		04-19871
	American Trans Air Execujet, Inc.		04-19872
	ATA Cargo, Inc.		04-19873
	Chicago Express Airlines, Inc.		04-19874

1. What efforts have been made toward the presentation of a plan to creditors?

* ATA reached a tentative agreement with its cockpit union to extend a concessionary agreement from June through September 2005, along with an agreement to negotiate a long term contract.
* Ambassadair Travel Club, one of the Debtors, retained Adelphi Capital LLC to search for a buyer, which could lead toward a plan of reorganization for the company.
* On May 12, 2005, the Company and Southwest Airlines executed the Fourth Amendment to DIP Credit Agreement under which the DIP Facility was amended to provide relief from financial covenants.

2. Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?
________ NO
___X____ YES - If yes, then identify to whom the payment was made, the date paid, and the amount(s).
*Refer to Attachment A

3. Provide a brief narrative covering any significant events which occurred this past month.

* The Company appointed Frank Conway, of Navigant Capital Partners, to serve as the Company's interim Chief Financial Officer.
* ATA filed an 8-K with the Securities and Exchange Commission disclosing its financial projections for 2005 and 2006. The Company is projecting an operating profit in 2006, based on a successful restructuring of its fleet, labor agreements and cost structure in 2005.

4. List the face value of accounts receivable as of the bankruptcy filing date, $154,188,000.

List the face value of accounts receivable at filing date that are still outstanding as of 5/31/2005, $10,529,968.

What amount of these receivables is considered uncollectible? $1,992,048.

5. If assets have been sold this month on other than the ordinary course of business. Provide the following information:

a. assets(s) sold:	none

b. date of sale:

c. sales price:

d. net amount received:

6. List payments made to principals, executives, or insiders (this includes draws or cash withdrawals by individuals or partners. dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation
Allen J Moebius	Related to Officer	$4,594	Salary
Eugene J Moebius	Related to Officer	$4,841	Salary
Gordon D Moebius	Related to Officer	$6,438	Salary
J George Mikelsons	Chairman, Chief Executive Officer & President	$46,744	Salary
Muriel M Mikelsons	Related to Officer	$3,265	Salary
James W Hlavacek	Vice Chairman	$26,294	Salary
William Dale Beal	Former Senior Vice President Operations	$20,763	Severance
Gilbert F Viets	Assistant to the Chairman	$22,709	Salary
John G Denison	Chief Executive Officer, ATA Airlines, Inc.	$21,808	Salary
John B Happ	Former Senior Vice President Marketing & Sales	$19,346	Severance
John Graber	Senior Vice President Fight Operations & Maintenance	$17,342	Salary
Byron Johnson	Non-employee Director	$286	Travel Reimbursement
BETACO		$2,475	Lease Related & Rent

7. Schedule insurance coverage.

Type of Policy	Expiration Date

*Refer to Attachment B

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place. Refer to Attachment B.

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate. *Refer to Attachment B.

8. Schedule of changes in personnel.	Full Time	Part Time

a. Total number of employees
at beginning of this period, 4/30/05	4,426	359

b. Number hired during period.	18	15

c. Number terminated or resigned.	(95)	(14)

d. Total number of employees on
payroll at the end of this period.	4,349	360

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY CASH FLOW REPORT
for the month ended May 31, 2005
(Dollars in thousands)

May 31,
2005
(Unaudited)
Operating activities:

Net loss before reorganization expenses	$(12,150)
Adjustments to reconcile net loss before reorganization expenses to net cash (used in) operating activities:
Depreciation and amortization	2,288
Other non-cash items	(331)
Changes in operating assets and liabilities:
Receivables	(13,688)
Inventories	2,161
Prepaid expenses	7,521
Accounts payable	(1,532)
Air traffic liabilities	10,694
Liabilities subject to compromise	(2,313)
Accrued expenses	2,168
Net cash (used in) operating activities	(5,182)

Reorganization activities:
Reorganization items , net	(2,971)
Prepaid expenses	196
Liabilities subject to compromise	2,103
Accrued expenses	146
Other non-cash items	(438)
Net cash (used in) reorganization activities	(964)

Investing activities:
Capital expenditures	(660)
Noncurrent prepaid aircraft rent	17
(Additions) reductions to other assets	(348)
Proceeds from sales of property and equipment	688
Net cash (used in) investing activities	(303)

Financing activities:
Increase in restricted cash	(590)
Net cash provided by financing activities	(590)

Decrease in cash and cash equivalents	(7,039)
Cash and cash equivalents, beginning of period	88,692
Cash and cash equivalents, end of period	$81,653

Cash Flow Summary
Cash at 4/30/2005	$88,692
Receipts	91,401
Disbursements	(98,440)
Cash at 5/31/2005	$81,653

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries second quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by Aug 15, 2005.

OFFICE OF THE US TRUSTEE-REGION 10
MONTHLY CASH FLOW REPORT
For the Month ended May 31, 2005

STATUS OF TAXES

	ADJUSTED	**AMOUNT
	BEGINNING	WITHHELD	AMOUNT	ENDING
	*TAX LIABILITY	OR \ACCRUED	PAID	TAX LIABILITY
FEDERAL

withholding	$-	$1,874,042	$(1,873,992)	$50
FICA-employee and employer	688,904	2,816,518	(2,471,885)	1,033,537
unemployment	411	3,544	(5,019)	(1,064)
income	-	-	-	-
[1] excise tax on transportation	5,181,026	5,988,509	(4,718,685)	6,450,850
[2] passenger facility charges	2,643,787	1,688,606	(2,712,392)	1,620,001
3 US passenger security fee	928,372	1,259,273	(928,093)	1,259,552
[3] customs and immigration Fees	175,547	174,218	-	349,765
3 APHIS fees	87,322	89,753	(30)	177,045
APHIS by aircraft	11,900	9,100	-	21,000

a. subtotal	$9,717,269	$13,903,563	$(12,710,096)	$10,910,736

STATE & LOCAL

withholding	$(4,301)	$524,840	$(524,840)	$(4,301)
sales/use tax	275,372	25,573	-	300,945
unemployment	74,098	86,878	(107,760)	53,216
income	-	-	-	-
other real property	575,371	58,728	(2,005)	632,094
personal property	2,091,211	337,685	(49,964)	2,378,932

b.subtotal	$3,011,751	$1,033,704	$(684,569)	$3,360,886

FOREIGN
c.subtotal	$2,650,893	$755,664	$(381,018)	$3,025,539

TOTAL TAXES PAID-from a., b.& c. above			$(13,775,683)

Explain the reason for any past due post-petition taxes:		N/A

[1] Excise taxes are collected from the passenger and held in a separate segregated corporate account entitled
"IRS Trust Tax Funds."

[2] Passenger facility charges are collected from the passenger and held in a separate segregated corporate account entitled "PFC Trust Funds Account."

3 US Passenger security fees, USDA APHIS fee (Animal & Plant Health Inspection Service), US Customs - Air passenger user fee, and Immigration & Naturalization Service - Inspection fee are collected from the passenger and are held in a separate segregated corporate account entitled "US Government Trust Funds."

*The beginning tax liability represents liabilities which the Company has received authorization and intends to pay as well as liabilities incurred post-petition.

**Includes adjustments.

OFFICE OF THE U.S. TRUSTEE- REGION 10

ATA HOLDINGS CORP. AND SUBSIDIARIES
AGING SCHEDULES FOR PAYABLES

for the month ended May31, 2005

	Current ( 0-30 days )	31-60 days	61-90 days	91 & over	Total
Accounts Payable[1]

Post-Petition only	$3,588,972	701,128.50	163,968.54	499,442.42	$4,953,512

Post Petition Bank	Bank Name	Account Number	Beginning Balance	Ending Balance

* Refer to Attachment C

Cash Disbursements by Company

Company Name			Disbursement Amount

ATA Holdings Corp.			$-

ATA Airlines, Inc.			96,848,711

Ambassadair Travel Club, Inc.			1,283,546

ATA Leisure Corp.			-

Amber Travel, Inc.			1,113

American Trans Air Execujet, Inc.			28,876

ATA Cargo, Inc.			154,125

Chicago Express Airlines, Inc.			123,949

Total			$98,440,320

[1] Accounts Payable balances are aged based on invoice date, not due date, and represent all post-petition invoices in the Accounts Payable System.

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY INCOME STATEMENT
for the month ended May 31, 2005
(Dollars in thousands, except per share data)

	May 31,	2005
	2005	Year to Date
	(Unaudited)	(Unaudited)
Operating revenues:
Scheduled service	$47,030	$268,351
Charter	33,313	186,380
Ground package	720	7,509
Other	2,720	16,933
Total operating revenues	83,783	479,173

Operating expenses:
Salaries, wages and benefits	24,222	138,405
Fuel and oil	25,652	134,425
Aircraft rentals	11,961	70,318
Handling, landing and navigation fees	8,408	44,391
Aircraft maintenance, materials and repairs	2,161	21,872
Crew and other employee travel	4,722	20,020
Depreciation and amortization	2,288	18,348
Passenger service	2,913	16,425
Other selling expenses	2,054	12,551
Commissions	1,971	12,299
Facilities and other rentals	1,727	10,805
Insurance	843	8,062
Ground package cost	583	6,255
Advertising	1,370	5,440
Aircraft impairments and retirements	0	403
Other	4,653	24,719
Total operating expenses	95,528	544,738

Operating loss	(11,745)	(65,565)

Other income (expense):
Interest income	191	815
Interest expense	(504)	(2,671)
Reorganization expenses	(2,971)	(322,640)
Other	(92)	(380)
Other expense	(3,376)	(324,876)

Loss before income taxes	(15,121)	(390,441)

Income taxes	-	-
Net loss	(15,121)	(390,441)

Preferred stock dividends	-	-
Loss available to common shareholders	$(15,121)	$(390,441)

Basic earnings per common share:
Average shares outstanding	11,824,287	11,824,287
Net loss per share	$(1.28)	$(33.02)

Diluted earnings per common share:
Average shares outstanding	11,824,287	11,824,287
Net loss per share	$(1.28)	$(33.02)

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries second quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by Aug 15, 2005.

OFFICE OF THE US TRUSTEE-REGION 10

ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY BALANCE SHEET

for the month ended May 31, 2005
(Dollars in thousands)

May 31
2005
ASSETS	(Unaudited )
Current assets:
Cash and cash equivalents	$81,653
Receivables, net of allowance for doubtful accounts
(2005 - $3,400; 2004 - $2,608)	126,907
Inventories, net	34,131
Assets held for sale	3,250
Prepaid expenses and other current assets	32,477
Total current assets	278,418

Property and equipment:
Flight equipment	173,776
Facilities and ground equipment	141,900
315,676
Accumulated depreciation	(168,791)
146,885

Restricted cash	31,141
Goodwill	6,987
Prepaid aircraft rent	187
Investment in BATA	6,130
Deposits and other assets	25,641

Total assets	$495,389

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
Short-term debt	41,000
Accounts payable	4,954
Air traffic liabilities	86,098
Accrued expenses	125,889
Total current liabilities	257,941

Deferred items	33,354

Liabilities subject to compromise	1,485,091

Commitments and contingencies

Convertible redeemable preferred stock - subject to compromise; authorized and issued 300 shares	30,000

Shareholders' deficit:
Preferred stock; authorized 9,999,200 shares; none issued	-
Common stock, without par value; authorized 30,000,000 shares;
issued 13,535,727 - 2005 and 2004	66,013
Treasury stock; 1,711,440 shares - 2005 and 2004	(24,778)
Additional paid-in capital	18,166
Accumulated deficit	(1,370,398)
Total shareholders' deficit	(1,310,997)

Total liabilities and shareholders' deficit	$495,389

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries second quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by August 15, 2005.

ATA Holdings Corp.

Cash Payments to Bankruptcy Professionals
Payments made in May 2005

	Amount	Cleared Date

Akin , Gump, Strauss, Hauer & Feld LLP	$203,045	5/17/05

Compass Advisors LLP	108,237	5/17/05

Huron Consulting	404,883	5/31/05

Lazard Freres & Co.	407,594	5/23/05

Spencer Stuart	72,615	5/18/05

	$1,196,374

Attachment A: Summary of Pre-Petition Payments made during May 2005

Paid In Accordance With:	Amount

Clearinghouse / Interline Agreements Motion	$-

Specific Court Approval	-

Customer Programs Motion or Employee Obligations Motion	-

Insurance Motion	-

Not Asset of Estate or Tax Motion	3,336

Airport Fees Motion	102,623

Total Pre-Petition Payments	$105,959

Attachment B: Schedule of Insurance Coverage

Insurer	Expiration Date	Purpose
Zurich American Insurance Co.	February 15, 2006	Liability for bodily injury and property damage resulting form Travel Agency/Tour Operations
National Union Fire Insurance Co. of Pittsburgh, PA	March 31, 2006	Directors and Officers liability (primary layer)
Great American	March 31, 2006	Directors and Officers liability (excess layer)
Federal Insurance Company (Chubb)	March 31, 2006	Directors and Officers liability (second excess layer)
St. Paul	March 31, 2006	Directors and Officers liability (third excess layer)
XL Specialty Insurance Company	March 31, 2006	Directors and Officers liability (fourth excess layer)
Ing Seguros Commercial America	October 1, 2005	Mexican General Liability
Ing Seguros Comercial America	October 1, 2005	Mexican Auto Policy
Ing Seguros Comercial America	October 1, 2005	Mexican Auto Policy
Hartford Fire Insurance Company	August 15, 2005	Domestic Automobile Liability and Physical Damage Coverage *Renewal process underway
Federal Insurance Company (Chubb)	May 23, 2006	Executive Protection Policies
XL Insurance (Bermuda)	July 7, 2005	Employment Practices Liability *Renewal process underway
Affiliated FM	August 15, 2005	Property Coverage
ING Commercial America, S.A.	August 1, 2005	Property Coverage (Mexico)
Chubb Custom	August 19, 2012	Pollution Legal Liability
American International Aviation Agency, Inc. - 15% / XL Aerospace - 10% / Le Reunion Aerienne - 11% / AXA (AGL) - 5% / Amlin (AGL) - 6% / Axis (AGL) - 7.5% / St. Paul (AGL) - 2.5% / Markel (AGL) - 1.5% / Swiss Re (AGL) - 4% / Frankona (AGL) - 15% / Global Aerospace, Inc. - 17.5% / Allianz - 5%
	October 1, 2005	Aviation Hull & Liability
Federal Aviation Administration	August 31, 2005	Aviation Hull War Risks & War Third Party Liability
Illinois National Insurance Company	October 1, 2005	Premises, Products & Hangarkeepers
Illinois National Insurance Company	October 1, 2005	Aircraft Hull and Liability
Ing Seguros Comercial America	October 1, 2005	Public Liability Aircraft Policy
AIG	December 14, 2005	Workers’ Comp
The Insurance Company of the State of Pennsylvania	December 14, 2005	Casualty Program (Defense Base Act)
American Int’l Insurance Co.	December 15, 2005	Puerto Rico Auto

Attachment C: Post Petition Bank Accounts

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	584979615	Ambassadair Fiduciary - ARC debits/credits	Ambassadair	$860	$28,656
National City Bank	198378	Ambassadair credit card receipts, deposits	Ambassadair	(105,060)	10,195
National City Bank	698307393	Outstation SBN	ATA Airlines	-	-
Caribbean Mercantile Bank N.V.	23296308	Outstation AUA	ATA Airlines	12,519	12,959
SouthTrust Bank	30000006	Outstation - FLL	ATA Airlines	2,798	2,624
Bank of America	1233185823 / 1233000909 / 1233000904 / 1000006268 / 1233401176 / 1235203716	Outstation SEA, SFO, MCO, LAX, SJC, DFW	ATA Airlines	125,759	293,843
US Bank	873792676	Outstation MSP, CID	ATA Airlines	17,313	32,849
Banco-Popular	107-01620-6	Outstation SJU	ATA Airlines	32,691	94,129
National City Bank	202206	IND CTO, TBM, Corporate Travel, GRP, AGY	ATA Airlines	45,092	26,721
National City Bank	109312	ATA Airlines Inc - Main Disbursement - wires	ATA Airlines	1,288,177	706,545
		Foreign Coin		7,428	6,326
Lloyds Bank	763409	Checking - Foreign Payroll	ATA Airlines	12,628	17,393
Bank One	02389-93	Outstation GRR, FNT	ATA Airlines	1,000	1,000
Bank One	5690439	Outstation MDW, ORD, CHI, TBM	ATA Airlines	202,594	459,033
Wachovia	14739239	Outstation SRQ	ATA Airlines	1,000	910
Fleet	52743764	Outstation BOS	ATA Airlines	8,955	19,628
Wells Fargo Bank Nevada	0832-884571	Outstation LAS	ATA Airlines	19,498	20,818
National City Bank	203195	ATA Airlines Inc - Tax Fiduciary	ATA Airlines	-
Lloyd's Bank	170424	LGW Petty Cash	ATA Airlines	614	614
Bank of Hawaii	18023997	Outstation HNL, OGG	ATA Airlines	157,448	249,901
Citibank	3813-7141	Outstation LGA	ATA Airlines	57,347	109,908
Dresdner	5402815	D mark checking	ATA Airlines	101,472	304,861
Bank One	700016621867	Payroll (mainly manual checks)	ATA Airlines	181,749	180,451
BBVA-Bancomer, S.A.	442559773	Mexican Checking	ATA Airlines	(36,561)	(485,024)
Wells Fargo	0822-605440	Outstation PHX	ATA Airlines	6,397	17,486
Wachovia	3764120	Outstation PHL	ATA Airlines	1,000	1,000
Royal Bank of Canada	100-535-4	Outstation NAS	ATA Airlines	1,318	1,277
National City Bank	196590	ATA Airlines Inc - Captain Checks	ATA Airlines	231,573	269,354

Attachment C: Post Petition Bank Accounts - Cont.

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	7730034514	ATA Airlines Holdings Corp - Per Diem	ATA Holdings Corp	$721	$513
Wachovia	13904573	Outstation MIA	ATA Airlines	953	923
M&I (Marshall & Ilsley)	24083345	Outstation MKE, MSN	ATA Airlines	1,753	980
Key Bank	5001290152	Outstation DAY	ATA Airlines	989	968
First American	6583021096	Outstation DSM	ATA Airlines	1,285	985
Citizens National			ATA Airlines	3,858	3,858
JP MorganChase	910 2 772812	Travel Agency ACH	ATA Airlines	165,210	165,210
US Bank	103655382945	Outstation DEN	ATA Airlines	15,398	34,835
Citibank	40798686	Health Claims - CIGNA	ATA Airlines	-	-
National City Bank	884034141	Outstation SPI	ATA Airlines	1,000	1,000
Wachovia	14739271	Outstation PIE, RSW	ATA Airlines	14,255	24,046
Wachovia	13890849	Outstation EWR, DCA, CLT	ATA Airlines	27,779	59,719
Lloyd TSB USD	11257374		ATA Airlines	26,484	26,484
Wachovia	11052757	Disability Claims	ATA Airlines	(22,742)	27,579
BBVA-Bancomer, S.A.	132595923	Outstation GDL - USD	ATA Airlines	152,834	184,648
BBVA-Bancomer, S.A.	132595842	Outstation GDL - MXP	ATA Airlines	176,664	191,988
BBVA-Bancomer, S.A.	132595907	Outstation CUN - MXP	ATA Airlines	9,883	10,737
BBVA-Bancomer, S.A.	132595982	Outstation CUN - USD	ATA Airlines	49,543	51,840
National City Bank	884153730	Outstation MLI	ATA Airlines	1,000	1,000
National City Bank	657391691	Outstation TOL	ATA Airlines	1,000	1,000
National City Bank	754213387	Outstation - LEX	ATA Airlines	537,718	537,718
JP MorganChase	475017986	Healthcare Claims - United Healthcare	ATA Airlines	(239,604)	(421,958)
BBVA-Bancomer, S.A.	137308310	Outstation PVR - USD	ATA Airlines	6,034	4,846
BBVA-Bancomer, S.A.	137303262	Outstation PVR - MXP	ATA Airlines	1,829	1,890
JP MorganChase	475018737	Flexible Spending Account	ATA Airlines	100,859	69,203
National City Bank	658807273	Outstation PIT	ATA Airlines	1,000	1,000
National City Bank	981092693	ATA Airlines Inc - Payroll	ATA Airlines	60,954	64,206
Trancentrix	N/A	Foreign Payments		397,951	88,846
National City Bank	981094058	Outstation FWA	ATA Airlines
National City Bank	135597 & 7000000419	Main Disbursement - checks	ATA Holdings Corp.	(3,938,756)	(3,381,379)
National City	202031	Deposits and Credit Card receipts	Amber Tours	-	-
National City Bank	203551	ATA Airlines Inc - Amber Travel Fiduciary (ARC)	Amber Travel	593	593
National City Bank		ATA Airlines Inc - Amber Travel Fiduciary (ARC)	Amber Travel	-	-

Attachment C: Post Petition Bank Accounts - Cont.

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	203564	Deposits and Credit Card receipts	Amber Travel	$-	$-
Fifth/Third	1415486	ATA Airlines Cargo	ATA Cargo Inc	6,653	21,288
National City	204149	Deposits and Credit Card Receipts	American Trans Air Execujet, Inc.	(5,679)	(5,679)
Regions	205133	Operating/Disbursement Account	Chicago Express	-	-
Bank One	4273893	Depository - Any money received	Chicago Express	-	-
Regions	205133	Investment Sweep	Chicago Express	-	-
National City Bank	758014652	Petty cash - South Bend	Chicago Express	-	-
National City/US Bank/Morgan Stanley/Union Planters	0622608/4200778346	Investment Account	ATA Airlines	73,898,240	67,922,970
Bank One		Money Market - Officer's Salaries	ATA Holdings	642,597	741,408
		Money Market Fund	Washington Assurance	200,841	200,841
Other				(8,299)	(2,580)

SPECIAL PURPOSE ACCOUNTS
First Indiana Bank	10101410	IRS Tax Trust	ATA Airlines	8,274,695	6,696,866
First Indiana Bank	10101423	PFC Trust	ATA Airlines	4,371,066	3,561,008
First Indiana Bank	10101436	U.S. Gov't Trust	ATA Airlines	1,332,982	2,334,506

Bank Account Total:	$88,645,150	$81,607,363

Petty Cash Total:	$46,452	$45,687

Total Funds:	$88,691,602	$81,653,050

*Bank account balances reflect general ledger balances. Negative balances are a result of recording expense when checks are written.
These bank accounts are funded as checks clear.